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                                                                EXHIBIT 10(xxiv)

                                 AMENDMENT NO. 1
                                     TO THE
                             NACCO INDUSTRIES, INC.
                              UNFUNDED BENEFIT PLAN
                          (EFFECTIVE SEPTEMBER 1, 2000)

         NACCO Industries, Inc. hereby adopts this Amendment No. 1 to the NACCO Industries, Inc. Unfunded Benefit Plan (Effective September 1, 2000) (the "Plan") effective January 1, 2002. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    Section 1

         Section 2.10 of the Plan is hereby amended (a) by deleting the number "$100,000" and replacing it with the number "$115,000" each time it appears therein and (b) by adding the following new sentence to the end thereof:

"In addition, notwithstanding the change of eligibility requirements which became effective on January 1, 2002, any Employee of the Company who (i) was eligible to participate in the Plan on December 31, 2001 and (ii) actually had amounts allocated to an Account under the Plan as of such date, shall remain as an eligible Participant in the Plan on and after January 1, 2002; provided that his total compensation is at least equal to the compensation limit specified in
Section 414(q) relating to Highly Compensated Employees."

                   EXECUTED this 25th day of September, 2001.



                                            NACCO INDUSTRIES, INC.



                                            By:  /s/ Charles A. Bittenbender
                                               ---------------------------------
                                            Title: Vice President, General
                                                   Counsel and Secretary